Exhibit (h)(11)

                                        Deutsche Asset Management [LOGO]

                                        A Member of the Deutsche Bank Group

                                        One South Street
                                        Baltimore, MD 21202-3201

                                        Tel 800 730 1313

September 10, 2004

The Scudder Funds (Chicago Board)
222 S. Riverside Plaza
Chicago, Illinois 60606


Re: Letter of Indemnity

Ladies and Gentlemen:

Reference is made to the various investigations and requests for information by the Securities and Exchange Commission and other regulatory agencies since June 30, 2003, inquiring into various matters related to possible market timing or other improper trading activity in shares of the Scudder Funds. The Adviser, Deutsche Investment Management Americas, Inc. (hereafter, "DeAM") serves as investment adviser for each of the Scudder Funds identified in Attachment A hereto (the "Funds") pursuant to Investment Advisory Agreements.

Whereas, in response to these regulatory matters, DeAM has undertaken an internal investigation to determine the extent, if any, of improper market timing and other improper trading activity in the Scudder Funds (such as the fair valuation of portfolio holdings, the disclosure of portfolio holdings and prospectus disclosures related to the foregoing);

Whereas, the independent directors and trustees of the Funds (hereinafter the "Independent Trustees") may, on behalf of the Funds, undertake various further investigations of certain matters identified in DeAM's internal investigation;

Whereas these matters and related matters involving possible improper market timing and other improper trading activity in the Scudder Funds may be the basis of future enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeAM ("Enforcement Actions");

Whereas these matters and related matters are the basis in whole or in part for private actions brought by shareholders of the Funds, in many cases as purported class actions or derivative actions, variously against the Funds, their directors and officers, DeAM and certain other parties (the "Private Litigation"); and

Whereas these Enforcement Actions and Private Litigation may be the basis for further private actions against the Funds, their trustees and officers;






Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche investment Management (Americas) Inc. and Scudder Trust Company.

In consideration of the mutual undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, DeAM hereby agrees, subject to applicable law and regulation, to indemnify and hold harmless each of the Funds, and the successors and assigns of each Fund, against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel (including both counsel to the Fund and counsel to the Independent Trustees) and consultants (whether retained by the Funds or the Independent Trustees), and other customary costs and expenses incurred by the Funds, arising from the matters alleged in any Enforcement Actions or Private Litigation or any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority) arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, including without limitation:

                  (i) all reasonable legal and other expenses incurred by the Funds in connection with investigations undertaken by the Independent Trustees;

                  (ii) all reasonable legal and other expenses incurred by the Funds in connection with any such proceedings or actions, including without limitation expenses related to the defense of, service by any Independent Trustee as a witness in, or monitoring of, any such proceedings or actions, compliance with disclosure requirements related to the foregoing, and any special communications to Fund shareholders;

                  (iii) all liabilities and expenses incurred by the Funds in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  (iv) all liabilities and expenses incurred by the Funds under applicable law, the provisions of the governing instruments of any Fund, or any other agreement, providing for indemnification of trustees and officers;

                  (v) any loss or expense incurred by any Fund as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Funds or of the Independent Trustees, or acting otherwise) for the benefit of the Fund, to the extent that such denial, dispute, or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees; and

                  (vi) all liabilities and expenses incurred by any Fund in connection with any proceeding or action to enforce its rights under this agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

The Funds will use their best efforts to notify DeAM of any proceedings or actions commenced against them, but the failure to provide such notification shall not relieve DeAM of any liability or obligation hereunder. The Funds shall be entitled to defend any such proceedings or actions against them using counsel of their choosing. DeAM shall be entitled, at its expense, to participate in the defense of any such proceedings or actions against the Funds and shall be entitled to defend any such proceedings or actions against DeAM, in each case using counsel of its choosing. The Funds will not enter into any settlement of any such proceeding or action without the consent of DeAM, which consent shall not be unreasonably withheld. The Funds will submit periodic statements of fees, costs and expenses that are incurred by the Funds and will provide reasonable assistance to DeAM in estimating future fees, costs and expenses hereunder.

In the event that, in an Enforcement Action, Private Litigation, or other similar action or proceeding instituted against the Funds by a party other than DeAM or its affiliates, the foregoing rights to indemnification and advancement and payment of expenses are determined in a final adjudication to be unavailable to any Fund for any reason, then DeAM hereby agrees to contribute to the amount paid or payable by a Fund as a result of any loss, damage, liability or expense in such proportion as is finally determined in such action or proceeding to reflect the relative fault of DeAM and such Fund with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeAM and such Fund, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

To the extent DeAM pays costs, expenses, or losses under this agreement, it may seek reimbursement for such payment under any applicable policies of insurance under which DeAM and the Funds are both insureds under such policy, and, at the request of DeAM, the Funds shall allow DeAM to pursue the Funds' claims with respect thereto under the policies of insurance specified in Attachment B hereto, and to receive the proceeds therefrom. Notwithstanding anything to the contrary above, DeAM shall not seek reimbursement hereunder in the event that a Fund provides written notice to DeAM that it reasonably believes that such requests for reimbursement may materially limit the ability of the Fund or its Independent Trustees to obtain indemnification or advancement of expenses under existing or prior insurance polices with respect to matters other than the matters covered by this agreement. Any such notice shall identify the basis for the Fund's reasonable belief. Any such claim shall be treated as an insurance claim by DeAM for purposes of any other agreement establishing priority of payment of insurance claims among insureds covered under the same policy. Nothing in this agreement shall limit DeAM's right to pursue insurance recovery under any insurance policies under which DeAM is an insured, including but not limited to those specified in Attachment B, for claims, liabilities, expenses, suits, investigations, and other matters involving DeAM, except as provided above with respect to claims with respect to amounts paid by DeAM to the Funds under this agreement.

The foregoing undertakings by DeAM are binding upon DeAM and each of its successors and assigns and shall survive the termination of any of the aforesaid Investment Advisory Agreements and shall inure to the successors and assigns of each Fund.

If any term or provision of this agreement is held to be illegal or unenforceable, the remaining terms and provisions shall not be affected or impaired and the agreement shall be construed and enforced so as to give effect to the intent manifested herein without reference to the unenforceable term or provision.

The rights of any Fund to indemnification and advancement of expenses under this agreement shall not be deemed to limit, supercede, or otherwise affect any other similar right under applicable law, any other agreement, or any policy of insurance, and each Fund at its sole option may seek and obtain indemnification and/or advancement of expenses by exercising any one or more of the foregoing rights in any order of preference or priority.

Each of the Funds, in its sole discretion, may assign the Fund's rights under this agreement to a third party, upon written notice to DeAM. DeAM shall not assign its obligations with respect to a Fund under this agreement to a third party, except with the written consent of the Fund, which consent may be withheld for any reason.

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes, but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this agreement. The parties agree to accept copies of the executed originals of this agreement, and of any notice provided in accordance herewith, as and in place of such originals.

No supplement, modification or amendment of this agreement shall be binding unless in writing executed by both DeAM and the Fund with respect to whom or which the amendment shall apply. No waiver of any of the provisions of this agreement shall be deemed or shall constitute a wavier of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

This agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the choice of law or conflict of law principles thereof.

Please acknowledge your receipt and acceptance of the foregoing by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

Deutsche Investment Management Americas, Inc.

By:  /s/William Shiebler
     -------------------------
         William Shiebler

The foregoing undertakings are hereby agreed to and accepted:

The Scudder Funds (Chicago Board)

By:  /s/Shirley D. Peterson
     ---------------------------------------


Attachment A: List of Funds

Attachment B: List of insurance policies

                                                Updated as of September 10, 2004
                                                                    Attachment A
                                                                    ------------

                                  SCUDDER FUNDS
                                 (CHICAGO BOARD)

SCUDDER AGGRESSIVE GROWTH FUND                          SCUDDER TECHNOLOGY FUND

SCUDDER BLUE CHIP FUND                                  SCUDDER  TOTAL RETURN FUND

SCUDDER DYNAMIC GROWTH FUND                             SCUDDER U.S. GOVERNMENT SECURITIES FUND

SCUDDER EQUITY TRUST                                    SCUDDER VALUE SERIES, INC.
Scudder-Dreman Financial Services Fund                  Scudder Large Cap Value Fund
                                                        Scudder-Dreman High Return Equity Fund
SCUDDER FOCUS VALUE PLUS GROWTH FUND                    Scudder-Dreman Small Cap Value Fund

SCUDDER GROWTH TRUST                                    SCUDDER VARIABLE SERIES II
Scudder Growth Fund
Scudder Strategic Growth Fund                           Scudder Aggressive Growth Portfolio
                           Scudder Blue Chip Portfolio
SCUDDER HIGH INCOME SERIES                              Scudder Conservative Income Strategy Portfolio
Scudder High Income Fund                                Scudder Fixed Income Portfolio
                                                        Scudder Global Blue Chip Portfolio
SCUDDER INVESTORS TRUST                                 Scudder Government & Agency Securities Portfolio
Scudder S&P 500 Stock Fund                              Scudder Growth & Income Strategy Portfolio
                            Scudder Growth Portfolio
SCUDDER NEW EUROPE FUND, INC.                           Scudder Growth Strategy Portfolio
Scudder New Europe Fund                                  Scudder High Income Portfolio
                                                        Scudder Income & Growth Strategy Portfolio
SCUDDER PORTFOLIOS                                      Scudder International Select Equity Portfolio
Scudder Cash Reserves Fund                              Scudder Large Cap Value Portfolio
                                                        Scudder Money Market Portfolio
SCUDDER STATE TAX-FREE INCOME SERIES                    Scudder Small Cap Growth Portfolio
Scudder CA Tax-Free Income Fund                         Scudder Strategic Income Portfolio
Scudder FL Tax-Free Income Fund                         Scudder Technology Growth Portfolio
Scudder NY Tax-Free Income Fund                         Scudder Total Return Portfolio
                                                        SVS Davis Venture Value Portfolio
SCUDDER STRATEGIC INCOME FUND                           SVS Dreman Financial Services Portfolio
                                                        SVS Dreman High Return Equity Portfolio
SCUDDER TARGET FUND                                     SVS Dreman Small Cap Value Portfolio
Scudder Target 2010 Fund                                SVS Eagle Focused Large Cap Growth Portfolio
Scudder Target 2011 Fund                                SVS Focus Value+Growth Portfolio
Scudder Target 2012 Fund                                SVS Index 500 Portfolio
Scudder Target 2013 Fund                                SVS Invesco Dynamic Growth Portfolio
Scudder Retirement Fund - Series V                      SVS Janus Growth and Income Portfolio
Scudder Retirement Fund - Series VI                     SVS Janus Growth Opportunities Portfolio
Scudder Retirement Fund - Series VII                    SVS MFS Strategic Value Portfolio
Scudder Worldwide 2004 Fund                             SVS Oak Strategic Equity Portfolio
                                                        SVS Turner Mid Cap Growth Portfolio
                                                        SVS Scudder Templeton Foreign Value Portfolio
                                                        SVS Scudder Mercury Large Cap Core Portfolio

                                                        SCUDDER HIGH INCOME TRUST
                                                        SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
                                                        SCUDDER MULTI-MARKET INCOME TRUST
                                                        SCUDDER MUNICIPAL INCOME TRUST
                                                        SCUDDER STRATEGIC INCOME TRUST
                                                        SCUDDER STRATEGIC MUNICIPAL INCOME TRUST

                                       5

                                                Updated as of September 10, 2004

CASH ACCOUNT TRUST                                      SCUDDER MONEY FUNDS
Money Market Portfolio                                  Scudder Money Market Fund
Government & Agency Securities Portfolio                Scudder Government & Agency Money Fund
Tax-Exempt Portfolio                                    Scudder Tax-Exempt Money Fund

CASH EQUIVALENT FUND                                    SCUDDER YIELDWISE FUNDS
Money Market Portfolio                                  Scudder YieldWise Money Fund
Government & Agency Securities Portfolio                Scudder YieldWise Government & Agency Money Fund
Tax-Exempt Portfolio                                    Scudder YieldWise Municipal Money Fund

INVESTORS CASH TRUST
Government & Agency Securities Portfolio                TAX-EXEMPT CA MONEY MARKET FUND
Treasury Portfolio

INVESTORS  MUNICIPAL CASH FUND
Investors Florida Municipal Cash Fund
Investors New Jersey Municipal Cash Fund
Investors Michigan Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Fund

                                           Deutsche Asset Management [LOGO]

                                           A Member of the Deutsche Bank Group

                                           One South Street
                                           Baltimore, MD 21202-3201

                                           Tel 800 730 1313

September 10, 2004

The Scudder Funds (Chicago Board)
222 S. Riverside Plaza
Chicago, Illinois 60606


Re: Letter of Indemnity

Ladies and Gentlemen:

Reference is made to the various investigations and requests for information by the Securities and Exchange Commission and other regulatory agencies, inquiring into various matters related to possible revenue sharing, preferred marketing, directed brokerage, or "shelf space" arrangements with broker dealers and others with respect to the marketing and sale of shares of the Scudder Funds. The Adviser, Deutsche Investment Management Americas, Inc. (hereafter, "DeAM") serves as investment adviser for each of the Scudder Funds identified in Attachment A hereto (the "Funds") pursuant to Investment Advisory Agreements.

Whereas, in response to these regulatory matters, DeAM has undertaken an internal investigation to determine the extent, if any, of improper marketing and sales activity in the Scudder Funds;

Whereas, the independent directors and trustees of the Funds (hereinafter the "Independent Trustees") may, on behalf of the Funds, undertake various further investigations of certain matters identified in DeAM's internal investigation;

Whereas these matters and related matters involving possible improper marketing and sales activity in the Scudder Funds may be the basis of future enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeAM ("Enforcement Actions");

Whereas these matters and related matters are the basis in whole or in part for private actions brought by shareholders of the Funds, in many cases as purported class actions or derivative actions, variously against the Funds, their directors and officers, DeAM and certain other parties (the "Private Litigation"); and

Whereas these Enforcement Actions and Private Litigation may be the basis for further private actions against the Funds, their trustees and officers;




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management (Americas) Inc. and Scudder Trust Company.

In consideration of the mutual undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, DeAM hereby agrees, subject to applicable law and regulation, to indemnify and hold harmless each of the Funds, and the successors and assigns of each Fund, against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel (including both counsel to the Fund and counsel to the Independent Trustees) and consultants (whether retained by the Funds or the Independent Trustees), and other customary costs and expenses incurred by the Funds, arising from the matters alleged in any Enforcement Actions or Private Litigation or any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority) arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, including without limitation:

                  (i) all reasonable legal and other expenses incurred by the Funds in connection with investigations undertaken by the Independent Trustees;

                  (ii) all reasonable legal and other expenses incurred by the Funds in connection with any such proceedings or actions, including without limitation expenses related to the defense of, service by any Independent Trustee as a witness in, or monitoring of, any such proceedings or actions, compliance with disclosure requirements related to the foregoing, and any special communications to Fund shareholders;

                  (iii) all liabilities and expenses incurred by the Funds in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  (iv) all liabilities and expenses incurred by the Funds under applicable law, the provisions of the governing instruments of any Fund, or any other agreement, providing for indemnification of trustees and officers;

                  (v) any loss or expense incurred by any Fund as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Funds or of the Independent Trustees, or acting otherwise) for the benefit of the Fund, to the extent that such denial, dispute, or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees; and

                  (vi) all liabilities and expenses incurred by any Fund in connection with any proceeding or action to enforce its rights under this agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

The Funds will use their best efforts to notify DeAM of any proceedings or actions commenced against them, but the failure to provide such notification shall not relieve DeAM of any liability or obligation hereunder. The Funds shall be entitled to defend any such proceedings or actions against them using counsel of their choosing. DeAM shall be entitled, at its expense, to participate in the defense of any such proceedings or actions against the Funds and shall be entitled to defend any such proceedings or actions against DeAM, in each case using counsel of its choosing. The Funds will not enter into any settlement of any such proceeding or action without the consent of DeAM, which consent shall not be unreasonably withheld. The Funds will submit periodic statements of fees, costs and expenses that are incurred by the Funds and will provide reasonable assistance to DeAM in estimating future fees, costs and expenses hereunder.

In the event that, in an Enforcement Action, Private Litigation, or other similar action or proceeding instituted against the Funds by a party other than DeAM or its affiliates, the foregoing rights to indemnification and advancement and payment of expenses are determined in a final adjudication to be unavailable to any Fund for any reason, then DeAM hereby agrees to contribute to the amount paid or payable by a Fund as a result of any loss, damage, liability or expense in such proportion as is finally determined in such action or proceeding to reflect the relative fault of DeAM and such Fund with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeAM and such Fund, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

To the extent DeAM pays costs, expenses, or losses under this agreement, it may seek reimbursement for such payment under any applicable policies of insurance under which DeAM and the Funds are both insureds under such policy, and, at the request of DeAM, the Funds shall allow DeAM to pursue the Funds' claims with respect thereto under the policies of insurance specified in Attachment B hereto, and to receive the proceeds therefrom. Notwithstanding anything to the contrary above, DeAM shall not seek reimbursement hereunder in the event that a Fund provides written notice to DeAM that it reasonably believes that such requests for reimbursement may materially limit the ability of the Fund or its Independent Trustees to obtain indemnification or advancement of expenses under existing or prior insurance polices with respect to matters other than the matters covered by this agreement. Any such notice shall identify the basis for the Fund's reasonable belief. Any such claim shall be treated as an insurance claim by DeAM for purposes of any other agreement establishing priority of payment of insurance claims among insureds covered under the same policy. Nothing in this agreement shall limit DeAM's right to pursue insurance recovery under any insurance policies under which DeAM is an insured, including but not limited to those specified in Attachment B, for claims, liabilities, expenses, suits, investigations, and other matters involving DeAM, except as provided above with respect to claims with respect to amounts paid by DeAM to the Funds under this agreement.

The foregoing undertakings by DeAM are binding upon DeAM and each of its successors and assigns and shall survive the termination of any of the aforesaid Investment Advisory Agreements and shall inure to the successors and assigns of each Fund.

If any term or provision of this agreement its held to be illegal or unenforceable, the remaining terms and provisions shall not be affected or impaired and the agreement shall be construed and enforced so as to give effect to the intent manifested herein without reference to the unenforceable term or provision.

The rights of any Fund to indemnification and advancement of expenses under this agreement shall not be deemed to limit, supercede, or otherwise affect any other similar right under applicable law, any other agreement, or any policy of insurance, and each Fund at its sole option may seek and obtain indemnification and/or advancement of expenses by exercising any one or more of the foregoing rights in any order of preference or priority.

Each of the Funds, in its sole discretion, may assign the Fund's rights under this agreement to a third party, upon written notice to DeAM. DeAM shall not assign its obligations with respect to a Fund under this agreement to a third party, except with the written consent of the Fund, which consent may be withheld for any reason.

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes, but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this agreement. The parties agree to accept copies of the executed originals of this agreement, and of any notice provided in accordance herewith, as and in place of such originals.

No supplement, modification or amendment of this agreement shall be binding unless in writing executed by both DeAM and the Fund with respect to whom or which the amendment shall apply. No waiver of any of the provisions of this agreement shall be deemed or shall constitute a wavier of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

This agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the choice of law or conflict of law principles thereof.

Please acknowledge your receipt and acceptance of the foregoing by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

Deutsche Investment Management Americas, Inc.

By:  /s/ William Shiebler
     ---------------------------------------
         William Shiebler



The foregoing undertakings are hereby agreed to and accepted:

The Scudder Funds (Chicago Board)

By:  /s/Shirley D. Peterson
     ---------------------------------------
         Shirley D. Peterson

Attachment A: List of Funds

Attachment B: List of insurance policies

                                                Updated as of September 10, 2004
                                                                    Attachment A
                                  SCUDDER FUNDS
                                 (CHICAGO BOARD)

SCUDDER AGGRESSIVE GROWTH FUND                          SCUDDER TECHNOLOGY FUND

SCUDDER BLUE CHIP FUND                                  SCUDDER TOTAL RETURN FUND

SCUDDER DYNAMIC GROWTH FUND                             SCUDDER U.S. GOVERNMENT SECURITIES FUND

SCUDDER EQUITY TRUST                                    SCUDDER VALUE SERIES, INC.
Scudder-Dreman Financial Services Fund                  Scudder Large Cap Value Fund
                                                        Scudder-Dreman High Return Equity Fund
SCUDDER FOCUS VALUE PLUS GROWTH FUND                    Scudder-Dreman Small Cap Value Fund

SCUDDER GROWTH TRUST                                    SCUDDER VARIABLE SERIES II
Scudder Growth Fund
Scudder Strategic Growth Fund                           Scudder Aggressive Growth Portfolio
                                                        Scudder Blue Chip Portfolio
SCUDDER HIGH INCOME SERIES                              Scudder Conservative Income Strategy Portfolio
Scudder High Income Fund                                Scudder Fixed Income Portfolio
                                                        Scudder Global Blue Chip Portfolio
SCUDDER INVESTORS TRUST                                 Scudder Government & Agency Securities Portfolio
Scudder S&P 500 Stock Fund                              Scudder Growth & Income Strategy Portfolio
                                                        Scudder Growth Portfolio
SCUDDER NEW EUROPE FUND, INC.                           Scudder Growth Strategy Portfolio
Scudder New Europe Fund                                 Scudder High Income Portfolio
                                                        Scudder Income & Growth Strategy Portfolio
SCUDDER PORTFOLIOS                                      Scudder International Select Equity Portfolio
Scudder Cash Reserves Fund                              Scudder Large Cap Value Portfolio
                                                        Scudder Money Market Portfolio
SCUDDER STATE TAX-FREE INCOME SERIES                    Scudder Small Cap Growth Portfolio
Scudder CA Tax-Free Income Fund                         Scudder Strategic Income Portfolio
Scudder FL Tax-Free Income Fund                         Scudder Technology Growth Portfolio
Scudder NY Tax-Free Income Fund                         Scudder Total Return Portfolio
                                                        SVS Davis Venture Value Portfolio
SCUDDER STRATEGIC INCOME FUND                           SVS Dreman Financial Services Portfolio
                                                        SVS Dreman High Return Equity Portfolio
SCUDDER TARGET FUND                                     SVS Dreman Small Cap Value Portfolio
Scudder Target 2010 Fund                                SVS Eagle Focused Large Cap Growth Portfolio
Scudder Target 2011 Fund                                SVS Focus Value+Growth Portfolio
Scudder Target 2012 Fund                                SVS Index 500 Portfolio
Scudder Target 2013 Fund                                SVS Invesco Dynamic Growth Portfolio
Scudder Retirement Fund - Series V                      SVS Janus Growth and Income Portfolio
Scudder Retirement Fund - Series VI                     SVS Janus Growth Opportunities Portfolio
Scudder Retirement Fund - Series VII                    SVS MFS Strategic Value Portfolio
Scudder Worldwide 2004 Fund                             SVS Oak Strategic Equity Portfolio
                                                        SVS Turner Mid Cap Growth Portfolio
                                                        SVS Scudder Templeton Foreign Value Portfolio
                                                        SVS Scudder Mercury Large Cap Core Portfolio
                                                        SCUDDER HIGH INCOME TRUST
                                                        SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
                                                        SCUDDER MULTI-MARKET INCOME TRUST
                                                        SCUDDER MUNICIPAL INCOME TRUST
                                                        SCUDDER STRATEGIC INCOME TRUST
                                                        SCUDDER STRATEGIC MUNICIPAL INCOME TRUST



                                       5


                                                                                   Updated as of September 10, 2004

CASH ACCOUNT TRUST
Money Market Portfolio                                  SCUDDER MONEY FUNDS
Government & Agency Securities Portfolio                Scudder Money Market Fund
Tax-Exempt Portfolio                                    Scudder Government & Agency Money Fund
                                                        Scudder Tax-Exempt Money Fund
CASH EQUIVALENT FUND
Money Market Portfolio                                  SCUDDER YIELDWISE FUNDS
Government & Agency Securities Portfolio                Scudder YieldWise Money Fund
Tax-Exempt Portfolio                                    Scudder YieldWise Government & Agency Money Fund
                                                        Scudder YieldWise Municipal Money Fund
INVESTORS CASH TRUST
Government & Agency Securities Portfolio
Treasury Portfolio                                      TAX-EXEMPT CA MONEY MARKET FUND

IINVESTORS MUNICIPAL CASH FUND
Investors Florida Municipal Cash Fund
Investors New Jersey Municipal Cash Fund
Investors Michigan Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Fund

                                           Deutsche Asset Management [LOGO]

                                           A Member of the Deutsche Bank Group

                                           One South Street
                                           Baltimore, MD 21202-3201

                                           Tel 800 730 1313

September 10, 2004

The Scudder Funds (Chicago Board)          Mr. Robert B. Hoffman
222 S. Riverside Plaza                     3775 North Savannah Place
Chicago, IL 60606                          Vero Beach, FL 32963

Mr. John W. Ballantine                     Mrs. Shirley D. Peterson
1500 North Lake Shore Drive                3290 E. Camino Juan Paisano
Chicago, IL 60610                          Tucson, AZ 85718

Mr. Lewis A. Burnham                       Professor Fred B. Renwick
16410 Avila  Boulevard                     3 Hanover Square, Suite 20 H
Tampa, FL 33613                            New York, NY 10004

Mr. Donald L. Dunaway                      Dr. William P. Sommers
7011 Green Tree Drive                      24717 Harbour View Drive
Naples, FL 34108                           Ponte Vedra Beach, FL 32082

Governor James R. Edgar                    Mr. John G. Weithers
1927 County Road 150 E                     404 Kenmare Drive
Seymour, IL 61875                          Burr Ridge, IL 60527

Dr. Paul K. Freeman
3402 E. Eastman Avenue
Denver, CO 80210

Re: Letters of Indemnity to The Scudder Funds

Ladies and Gentlemen:

Reference is made to the Letters of Indemnity from the Adviser, Deutsche Investment Management Americas, Inc. (hereafter "DeAM") to the Scudder Funds dated September 10, 2004 and September 10, 2004 (the "Letters"), copies of which are attached, in which DeAM agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Funds (as defined in the Letters) against any and all loss, damage, liability and expense, arising from the matters alleged in any Enforcement Actions or Private Litigation (as such terms are defined in the Letters), or any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar in subject matter to the matters alleged in the Enforcement Actions or Private Litigation (collectively "Covered Matters").




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management (Americas) Inc. and Scudder Trust Company.

Whereas, DeAM recognizes that, in addition to its undertakings to the Funds under the Letters, and in light of the rebuttable presumption generally afforded to noninterested directors of investment companies that they have not engaged in disabling conduct, it may be appropriate for DeAM to pay directly the costs or expenses incurred by an independent director or trustee of the Funds (an "Independent Trustee"), and to indemnify the Independent Trustees for loss, damage, liability or expense with respect to the foregoing matters, rather than for the Independent Trustee to seek advancement of such costs or expenses, or indemnification for such loss, damage or liability, from the Funds;

In consideration of the mutual undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, DeAM hereby agrees, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees, and each of their respective spouses, estates, trusts and heirs, and the executors, administrators, other legal representatives, and beneficiaries of the estates of each of the Independent Trustees, against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Enforcement Actions or Private Litigation or any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority) arising from or similar in subject matter to the matters alleged in the Enforcement Actions or Private Litigation, including without limitation:

         1.       all  reasonable  legal  and  other  expenses  incurred  by the
                  Independent Trustees in connection with the Enforcement Actions and Private Litigation, and any proceedings or actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar in subject matter to the matters alleged in the Enforcement Actions or Private Litigation, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

         2. all liabilities and expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

         3. any loss or expense incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Funds or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

         4. any loss or expense incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any policy of insurance specified in Exhibit A hereto, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under any policy of insurance specified in Exhibit A hereto, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under such policy (either on behalf of DeAM or any affiliate or with respect to a claim or loss of a Fund or an Independent Trustee) for or with respect to any Covered Matter; provided however, the total mount which DeAM shall be obligated to pay under this subpart for all loss or expense, regardless of the number of claims or claimants, shall not exceed the amount that DeAM and any of its affiliates actually receive under such policy of insurance for or with respect to any and all Covered Matters; and

         5. all liabilities and expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under this agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

The Independent Trustees will use their best efforts to notify DeAM of any proceedings or actions commenced against them, but the failure to provide such notification shall not relieve DeAM of any liability or obligation hereunder. The Independent Trustees each shall be entitled to defend any such proceedings or actions against them using counsel of his or her own choosing; provided however, in furtherance of the goal of avoiding duplication of effort and expense, each Independent Trustee shall seek to select joint counsel for two or more Independent Trustees with respect to a particular proceeding or matter, and shall seek to coordinate work with respect thereto by separate counsel that are retained by one or more of them, to the extent reasonably consistent in the judgment of each Independent Trustee and their counsel, with considerations of actual or potential conflicts of interest and other pertinent facts and circumstances; provided further, each of the Independent Trustee(s) who retains separate or joint counsel shall provide notice to DeAM identifying the counsel selected, and the Independent Trustee(s) whom each such counsel will represent with respect to a particular proceeding or matter. DeAM shall be entitled, at its expense, to participate in the defense of any such proceedings or actions against an Independent Trustee and shall be entitled to defend any such proceedings or actions against DeAM, in each case using counsel of its choosing. The Independent Trustees will not enter into any settlement of any such proceeding or action without the consent of DeAM, which consent shall not be unreasonably withheld. The Independent Trustees will submit periodic statements of fees, costs and expenses that are incurred by the Independent Trustees and will provide reasonable assistance to DeAM in estimating future fees, costs and expenses hereunder.

If a matter for which indemnification is sought under this agreement relates to one or more Funds that still are registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the Independent Trustees shall make a determination at or prior to the time of counsel's retention as to whether counsel to each Independent Trustee who is also a board member of such Fund or Funds at the time counsel is retained is an "independent legal counsel" as defined by Rule 0-1(a)(6) (hereafter, "Rule 0-1") under the 1940 Act. If such counsel is not determined to be, at the time such counsel is retained, an "independent legal counsel" as defined in Rule 0-1, the Independent Trustee who retains such counsel shall provide prompt written notice of that fact to the Chief Compliance Officer of each such Fund and the Chairman of the Board of each such Fund.

To the extent DeAM pays costs or expenses under this agreement, it may seek reimbursement for such payment under any applicable policies of insurance under which DeAM and an Independent Trustee are both insureds under such policy, and, at the request of DeAM, the Independent Trustee shall allow DeAM to pursue the Independent Trustee's claims under the policies of insurance specified in Attachment B to the Letters and receive the proceeds therefrom. Notwithstanding anything to the contrary above, DeAM shall not seek reimbursement hereunder in the event that a Fund, in accordance with the Letters, provides written notice to DeAM that the Fund reasonably believes that such requests for reimbursement may materially limit the ability of the Fund or its Independent Trustees to obtain indemnification or advancement of expenses under existing or prior insurance polices with respect to matters other than the matters covered by this agreement. Any such claim shall be treated as an insurance claim by DeAM for purposes of any other agreement establishing priority of payment of insurance claims among insureds covered under the same policy. Nothing in this agreement shall limit DeAM's right to pursue insurance recovery under any insurance policies under which DeAM is an insured, including but not limited to those specified in Attachment B to the Letters, for claims, liabilities, expenses, suits, investigations, and other matters involving DeAM, except as provided above concerning claims with respect to amounts paid by DeAM to the Independent Trustees under this agreement.

Notwithstanding anything to the contrary in this agreement, DeAM is not required to pay costs or expenses or to provide indemnification under this agreement to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Fund has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Fund or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such proceeding or action. In addition, to the extent DeAM has paid costs or expenses under this agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund, such Independent Trustee hereby undertakes to repay DeAM such costs or expenses.

The foregoing undertakings by DeAM are binding upon DeAM and each of its successors and assigns and shall survive the termination of any of the Investment Advisory Agreements referenced in the Letters, and the service of any individual Independent Trustee in that capacity, and shall inure to the benefit of the spouses, estates, trusts and heirs, and the executors, administrators, other legal representatives, and beneficiaries of the estates of each of the Independent Trustees.

The rights of any Independent Trustee to indemnification and advancement of expenses under this agreement shall not be deemed to limit, supercede, or otherwise affect any other similar right under applicable law, the Agreement and Declaration of Trust (or Articles of Incorporation) and Bylaws of any Fund, any other agreement, any policy of insurance, or a vote of shareholders or resolution of the board of any Fund, and each Independent Trustee at his, her or their sole option may seek and obtain indemnification and/or advancement of expenses by exercising any one or more of the foregoing rights in any order of preference or priority.

Each of the Independent Trustees, in his or her sole discretion in furtherance of or to secure or coordinate any other similar right of the Independent Trustee to indemnification and advancement of expenses as referenced in the foregoing paragraph, may assign the Independent Trustee's rights under this agreement to a third party, upon written notice to DeAM. DeAM shall not assign its obligations under this agreement to a third party, except with the written consent of each and all of the Independent Trustees, which consent may be withheld for any reason.

If any term or provision of this agreement is held to be illegal or unenforceable, the remaining terms and provisions shall not be affected or impaired and the agreement shall be construed and enforced so as to give effect to the intent manifested herein without reference to the unenforceable term or provision.

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes, but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this agreement. The parties agree to accept copies of the executed originals of this agreement, and of any notice provided in accordance herewith, as and in place of such originals.

No supplement, modification or amendment of this agreement shall be binding unless in writing executed by both DeAM and the person with respect to whom or which the amendment shall apply. No waiver of any of the provisions of this agreement shall be deemed or shall constitute a wavier of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

This agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the choice of law or conflict of law principles thereof.

Please acknowledge your receipt and acceptance of the foregoing by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

Deutsche Investment Management Americas, Inc.

By:  /s/William Shiebler
     ----------------------------
         William Shiebler

The foregoing undertakings are hereby agreed to and accepted:


/s/John W. Ballantine                             /s/Robert B. Hoffman
----------------------------------                ------------------------------
John W. Ballantine                                Robert B. Hoffman

/s/Lewis A. Burnham                               /s/Shirley D. Peterson
----------------------------------                ------------------------------
Lewis A. Burnham                                  Shirley D. Peterson

/s/Donald L. Dunaway                              /s/Fred B. Renwick
----------------------------------                ------------------------------
Donald L. Dunaway                                 Professor Fred B. Renwick

/s/James R. Edgar                                 /s/John G. Weithers
----------------------------------                ------------------------------
Governor James R. Edgar                           John G. Weithers

/s/Paul K. Freeman                                /s/William P. Sommers
----------------------------------                ------------------------------
Dr. Paul K. Freeman                               Dr. William P. Sommers



Exhibit A: Chicago Board Insurance Coverage